UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HYPERCOM CORPORATION
(Name of Registrant as Specified In Its Charter)

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M14860-P80699

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

HYPERCOM CORPORATION
Meeting Information

Meeting Type:                                  Annual
For holders as of:                            04/27/09
Date:           06/25/09  Time:    9:00 a.m., MST
Location:   Hypercom Corporation Headquarters
    8888 East Raintree Drive
    Suite 300
    Scottsdale, Arizona 85260

You are receiving this communication because you hold shares in the company named above.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M14861-P80699

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                                                                           ANNUAL REPORT/FORM 10-K WRAP

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:                                www.proxyvote.com
2) BY TELEPHONE:                           1-800-579-1639
3) BY E-MAIL*:                                   sendmaterial@proxyvote.com

 *  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 06/11/09.

—  How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M14862-P80699

Voting Items

The Board of Directors  recommends   you vote "FOR" Proposals 1 and  2.

1.           ELECTION OF DIRECTORS

Nominees:

01)   Johann  J. Dreyer
02)   Keith B. Geeslin
03)   Ian K. Marsh
04)   Phillip J. Riese

2.           RATIFICATION  OF INDEPENDENT AUDITORS

3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ALL OTHER MATTERS THAT MAY BE PROPERLY PRESENTED AT THE MEETING.

M14863-P80699

Voting Instructions